As filed with the Securities and Exchange Commission on December 29, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21597

PRIMECAP Odyssey Funds

(Exact name of registrant as specified in charter)

177 East Colorado Boulevard, 11th Floor

Pasadena, CA 91105

(Address of principal executive offices) (Zip code)

Michael J. Ricks

PRIMECAP Management Company

177 East Colorado Boulevard, 11th Floor

Pasadena, CA 91105

(Name and address of agent for service)

(626) 304-9222

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

Item 1. Reports to Stockholders.

ANNUAL REPORT

For the Year Ended October 31, 2017

PRIMECAP ODYSSEY STOCK    (POSKX)

PRIMECAP ODYSSEY GROWTH (POGRX)

PRIMECAP ODYSSEY AGGRESSIVE GROWTH  (POAGX)

Table of Contents PRIMECAP Odyssey Funds

Letter to Shareholders PRIMECAP Odyssey Funds

Dear Fellow Shareholders,

For the fiscal year ended October 31, 2017, the PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund produced total returns of +28.51%, +32.12%, and +32.59%, respectively, in each case exceeding the +23.63% total return of the unmanaged S&P 500 Index.

The Odyssey Funds outperformed the S&P 500 in part due to favorable sector allocations, largely related to underweight positions in consumer staples, energy, telecommunication services, real estate, and utilities stocks. Overweight positions in information technology stocks further benefited the Odyssey Funds as the sector led the market during this period, returning +39%. Financials stocks were the other stand-out performers during the past fiscal year, returning +37%. While each of the funds remained underweighted in financials stocks last year, the Stock Fund’s 13% average weighting in financials was only slightly below the 14% index weighting, and financials added to the Stock Fund’s relative return last year due to favorable stock selection.

Favorable stock selection contributed to each fund’s relative outperformance. The benefit was greater in the Aggressive Growth and Growth Funds than it was in the Stock Fund. The Aggressive Growth and Growth Funds’ health care portfolios returned +36% and +30%, respectively, well ahead of the +23% S&P 500 health care sector return. The funds’ semiconductor and related equipment holdings added to relative results in information technology, especially in the Aggressive Growth Fund (+110%) and Growth Fund (+74%). The Stock Fund benefited from strong selection in industrials. In consumer discretionary, cruise line stocks outperformed, adding to relative results in each fund.

Each of the PRIMECAP Odyssey Funds continues to be overweight in the health care, information technology, and industrials sectors, and underweight in the financials, energy, consumer staples, materials, utilities, and real estate sectors.

A more detailed discussion of the results of each PRIMECAP Odyssey Fund follows.

PRIMECAP Odyssey Stock Fund

For the fiscal year ended October 31, 2017, the Stock Fund’s total return of +28.51% exceeded the S&P 500’s total return of +23.63%.

Sector allocations and stock selections each contributed to the fund’s relative outperformance. Underweight positions in consumer staples, energy, telecommunication services, real estate, and utilities added to relative results. JPMorgan Chase, the fund’s largest holding, returned +49%. At the end of the fiscal year, 7% of the Stock Fund’s assets were invested in money center banks, including JPMorgan Chase, Wells Fargo, Citigroup, and Bank of America. We believe the U.S. banking system is far better capitalized than it was prior to the last financial crisis as the money center banks have rebuilt their capital bases over the last several years. We find our bank holdings to be attractively valued in light of their strengthened capital positions, an improving industry regulatory backdrop, and higher expected interest rates.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Favorable selection in industrials added to the Stock Fund’s relative results. The Stock Fund’s 18% average weighting in industrials stocks exceeded those of the other Odyssey Funds due to its larger investments in companies outside of the airline industry. Two of the fund’s machinery holdings, Caterpillar (+68%) and Deere (+54%), contributed meaningfully to the fund’s outperformance in industrials, as did Airbus (+76%) and FedEx (+31%).

The Stock Fund’s information technology portfolio returned +43%, exceeding the +39% index return. In addition to its semiconductor and related equipment holdings, including NVIDIA (+192%), Applied Materials (+96%), and KLA-Tencor (+49%), one of the fund’s “value tech” holdings, HP Inc. (+53%), contributed to the fund’s outperformance in information technology. These positives were partially offset by Qualcomm (-23%), Hewlett Packard Enterprise (+8%), and the fund’s zero weighting in Apple (+52%). We continue to believe in a “hybrid cloud” future in which enterprises will utilize a mix of computing resources deployed on their own premises as well as in third-party “cloud” data centers, and we therefore find our “value tech” holdings, which trade at far below-average valuation multiples due to fears that the public cloud will render their business models obsolete, to be attractive.

Health care detracted modestly from the Stock Fund’s relative performance during the fiscal year. Within health care, the Stock Fund was most heavily weighted in pharmaceuticals stocks, which comprised 10% of average assets. During the past fiscal year, the fund’s pharmaceuticals holdings returned +13%, detracting from relative results. We are especially enthusiastic about our pharmaceuticals holdings, which currently trade at a discount to the S&P 500. We believe favorable demographics and rising living standards in emerging market countries should result in above-average growth for health care products and services over the long term. In the near term, the Food and Drug Administration appears to be pursuing a more constructive agenda with respect to the pace of new drug approvals, albeit with a greater degree of focus on low-cost biologics.

The Stock Fund’s consumer discretionary investments detracted from relative results during the past fiscal year. While Sony (+39%) and the fund’s cruise line holdings, Royal Caribbean Cruises (+64%) and Carnival (+39%), outperformed, these positives were more than offset by L Brands (-38%) and Mattel (-35%).

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

The top 10 holdings, which collectively represented 26.0% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Stock Fund Top 10 Holdings as of 10/31/17	Ending % of Total Portfolio*
JPMorgan Chase & Co.	3.8
Eli Lilly & Co.	3.0
HP, Inc.	2.6
Hewlett Packard Enterprise Co.	2.5
American Airlines Group, Inc.	2.5
Southwest Airlines Co.	2.5
FedEx Corp.	2.5
AstraZeneca PLC - ADR	2.3
Sony Corp. - ADR	2.2
NetApp, Inc.	2.1
Total % of Portfolio	26.0

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the fund.

PRIMECAP Odyssey Growth Fund

For the fiscal year ended October 31, 2017, the Growth Fund returned +32.12%, ahead of both the S&P 500’s +23.63% total return and the Russell 1000 Growth Index’s total return of +29.71%.

Stock selections contributed more than did sector allocations to the fund’s relative outperformance. Underweight positions in consumer staples, energy, telecommunication services, real estate, and utilities added to relative results. The Growth Fund’s information technology and health care investments generated most of the fund’s outperformance from favorable stock selections.

The Growth Fund’s health care portfolio (31% of average assets) returned +30%. ABIOMED (+84%) and Insulet (+58%), whose novel medical devices continue to gain market adoption, were among the largest contributors. Nektar Therapeutics (+94%) also appreciated significantly as its abuse-deterrent opioid pain medication and its cancer immunotherapy both reported promising data in clinical trials.

The Growth Fund’s information technology investments, which comprised 32% of average assets during the fiscal year, returned +48%, ahead of the +39% index return. Its semiconductor and

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

related equipment holdings returned +74%, led by NVIDIA (+192%), Micron (+158%), ASML (+73%), KLA-Tencor (+49%), and Texas Instruments (+41%). Alibaba (+82%), China’s leading e-commerce company, continued to demonstrate rapid growth in purchase volume across its platforms. Several of the fund’s other information technology holdings, including Adobe (+63%), Blackberry (+55%), and NeuStar (+49%), added to relative results. These positives were partially offset by Ellie Mae (-15%), the leading independent software-as-a-service provider to the U.S. mortgage origination industry, as higher interest rates led to a slowdown in mortgage origination volumes.

Industrials and consumer discretionary each had a fairly neutral impact on the Growth Fund’s relative return. Financials modestly detracted from the fund’s relative results, as gains from its investments in E*TRADE (+55%) and Charles Schwab (+43%) were more than offset by its underweight position in banks.

The top 10 holdings, which collectively represented 27.7% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Growth Fund Top 10 Holdings as of 10/31/17	Ending % of Total Portfolio*
ABIOMED, Inc.	3.6
Seattle Genetics, Inc.	3.5
Alibaba Group Holding Ltd. - ADR	2.9
Micron Technology, Inc.	2.9
Eli Lilly & Co.	2.8
American Airlines Group, Inc.	2.7
Alphabet, Inc. Class A&C	2.4
Amgen, Inc.	2.4
Adobe Systems Inc.	2.3
E*TRADE Financial Corp.	2.2
Total % of Portfolio	27.7

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the fund.

PRIMECAP Odyssey Aggressive Growth Fund

For the fiscal year ended October 31, 2017, the Aggressive Growth Fund’s total return of +32.59% exceeded both the S&P 500’s total return of +23.63% and the Russell Midcap Growth Index’s total return of +26.25%.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Positive stock selection was the primary factor that drove the Aggressive Growth Fund’s relative outperformance. Sector allocations also added to the fund’s relative results, due primarily to the relative underperformance of its underweighted sectors, including consumer staples, energy, telecommunication services, real estate, and utilities. These positives more than offset the negative impact from the fund’s underweight position in financials.

The Aggressive Growth Fund’s consumer discretionary holdings (16% of average assets) returned +35%, exceeding the +20% index return. Chegg (+133%), a provider of digital education resources, Tesla (+68%), CarMax (+50%), and Sony (+39%) were the biggest contributors to the fund’s outperformance in consumer discretionary. Sony’s leadership in image sensing technologies is creating new revenue opportunities for the company, as evidenced by the increased use of Sony’s components in Apple’s latest iPhone X, which utilizes the company’s 3D image sensors for its signature facial recognition-based authentication feature.

The fund’s health care holdings (29% of average assets) returned +36%. Exact Sciences (+253%), the manufacturer of the Cologuard colorectal cancer diagnostic test, Nektar Therapeutics (+94%), and ABIOMED (+84%) were the largest contributors to the fund’s outperformance in health care. Other positive contributors included Spectrum Pharmaceuticals (+100%), QIAGEN (+39%), and Insulet (+58%). These more than offset declines in Axovant (-57%), OncoMed (-56%), Cerus (-41%), Xencor (-7%), and Alkermes (-3%).

Strong selection in information technology (31% of average assets) was largely due to the Aggressive Growth Fund’s semiconductor and related equipment portfolio, which returned +110%, led by NVIDIA (+192%), Micron (+158%), and Axcelis (+141%). The fund’s information technology holdings returned +46%, ahead of the +39% index return. Other positive contributors included Universal Display (+184%), Alibaba (+82%), Adobe (+63%), Cree (+60%), Blackberry (+55%), and FARO (+54%). These positives were partially offset by Ellie Mae (-15%), comScore (+4%), and the fund’s zero weighting in Apple (+52%).

The Aggressive Growth Fund’s industrials holdings (15% of average assets) returned +12%, below the +25% index return, due primarily to the fund’s investments in airlines (12% of average assets). While the fund’s airline portfolio returned +10%, the returns of its individual airline holdings varied widely. Southwest Airlines (+36%), Delta Air Lines (+22%), and American Airlines (+16%) were the best performers, followed by JetBlue Airways (+10%), United Continental Holdings (+4%), Alaska Air Group (-7%), Spirit Airlines (-23%), and Hawaiian Holdings (-26%). Airfares in certain regional markets have recently come under pressure as ultra-low-cost carriers attempted to gain market share from legacy players. We expect that legacy players will respond in a rational manner, and that their competitive positions will be sustained. We therefore remain optimistic about our airline holdings, which trade at among the lowest price-to-earnings multiples in the S&P 500.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

The top 10 holdings, which collectively represented 30.5% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Aggressive Growth Fund Top 10 Holdings as of 10/31/17	Ending % of Total Portfolio*
ABIOMED, Inc.	4.0
Sony Corp. - ADR	3.7
Nektar Therapeutics	3.7
Micron Technology, Inc.	3.3
BlackBerry Ltd.	2.9
American Airlines Group, Inc.	2.8
Seattle Genetics, Inc.	2.6
Royal Caribbean Cruises Ltd.	2.6
Ellie Mae, Inc.	2.5
Alphabet, Inc. Class A&C	2.4
Total % of Portfolio	30.5

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the fund.

Outlook

Looking forward, we are constructive on the U.S. economic outlook. The current political environment could lead to deregulation and potentially lower taxes, which would support greater economic growth and corporate profits. As previously mentioned, we believe the U.S. banking system is far better capitalized than it was prior to the last financial crisis, lending further support to the economy. Real GDP growth has picked up recently, exceeding 3% in each of the past two quarters. The unemployment rate reached a new post-recession low of 4.1% in October, and real median household income is at record levels.

Even after a strong, multi-year run, U.S. equities currently trade for approximately 18x forward earnings per share, a reasonable valuation by historical standards. We believe this valuation compares favorably to bonds, with the U.S. 10-year Treasury Bond yielding approximately 2.4%. After holding flat at around $119 per share for three consecutive years, S&P 500 operating earnings per share are expected to grow 10% in 2017 to $132 per share, with double-digit growth currently forecasted for 2018. Ongoing earnings per share growth could support further S&P 500 stock price appreciation.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

As always, we acknowledge that our long-term, bottom-up approach to investing can result in large deviations between the performance of our funds and that of the broader market. We nonetheless continue to believe that this approach can generate superior results for our shareholders over the long term.

Sincerely,

PRIMECAP Management Company

November 16, 2017

Past performance is not a guarantee of future results.

The funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. All funds may invest in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. Mutual fund investing involves risk, and loss of principal is possible. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Please refer to the Schedule of Investments for details of fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values (the Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe). The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Price-to-earnings ratio is calculated by dividing the current share price of a stock by its earnings per share.

Earnings growth is not a prediction of a fund’s future performance.

The information provided herein represents the opinions of PRIMECAP Management Company and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Performance Graphs PRIMECAP Odyssey Stock Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Stock Fund from October 31, 2007 to October 31, 2017, compared to the S&P 500. This chart illustrates the performance of a hypothetical $10,000 investment made October 31, 2007 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2017
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Stock Fund	28.51%	16.97%	9.05%	10.48%
S&P 500*	23.63%	15.18%	7.51%	8.79%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Growth Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Growth Fund from October 31, 2007 to October 31, 2017, compared to the S&P 500. This chart illustrates the performance of a hypothetical $10,000 investment made October 31, 2007 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2017
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Growth Fund	32.12%	18.70%	9.92%	11.46%
S&P 500*	23.63%	15.18%	7.51%	8.79%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Aggressive Growth Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Aggressive Growth Fund from October 31, 2007 to October 31, 2017, compared to the S&P 500. This chart illustrates the performance of a hypothetical $10,000 investment made October 31, 2007 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2017
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Aggressive Growth Fund	32.59%	21.93%	12.89%	13.96%
S&P 500*	23.63%	15.18%	7.51%	8.79%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Sector Breakdown PRIMECAP Odyssey Funds

PRIMECAP Odyssey Stock Fund

Consumer Discretionary	12.6%
Consumer Staples	0.8%
Energy	0.6%
Financials	12.6%
Health Care	17.1%
Industrials	19.2%
Information Technology	29.3%
Materials	0.8%
Utilities	0.2%
Closed-End Funds (Information Technology)	1.8%
Short-Term Investments and Other Assets	5.0%
Total	100.0%

PRIMECAP Odyssey Growth Fund

Consumer Discretionary	11.9%
Consumer Staples	0.2%
Energy	0.3%
Financials	7.3%
Health Care	30.4%
Industrials	11.8%
Information Technology	33.9%
Materials	0.6%
Closed-End Funds (Information Technology)	0.4%
Rights (Health Care)	0.0%
Short-Term Investments, net of Other Liabilities	3.2%
Total	100.0%

The tables above list sector allocations as a percentage of each fund’s total net assets as of October 31, 2017. The management report may make reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Sector Breakdown

PRIMECAP Odyssey Funds

continued

PRIMECAP Odyssey Aggressive Growth Fund

Consumer Discretionary	15.8%
Consumer Staples	0.0%
Energy	0.3%
Financials	3.5%
Health Care	29.9%
Industrials	12.4%
Information Technology	33.5%
Materials	0.4%
Telecommunication Services	1.7%
Rights (Health Care)	0.3%
Closed-End Funds (Information Technology)	0.1%
Preferred Stocks (Financials)	0.0%
Short-Term Investments, net of Other Liabilities	2.1%
Total	100.0%

The table above lists sector allocations as a percentage of the fund’s total net assets as of October 31, 2017. The management report may make reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Schedule of Investments PRIMECAP Odyssey Stock Fund October 31, 2017

Shares		Value
COMMON STOCKS – 93.2%
Consumer Discretionary – 12.6%
13,000	Adient PLC	$1,096,680
4,100,000	Ascena Retail Group, Inc. (a)	7,954,000
40,600	Bed Bath & Beyond, Inc.	807,940
1,510,200	CarMax, Inc. (a)	113,416,020
2,634,600	Carnival Corp.	174,911,094
360,000	CBS Corp. – Class B	20,203,200
442,000	Comcast Corp. – Class A	15,925,260
1,335,700	L Brands, Inc.	57,488,528
595,382	Las Vegas Sands Corp.	37,735,311
5,642,028	Mattel, Inc.	79,665,436
10,000	McDonald’s Corp.	1,669,100
1,100,000	MGM Resorts International	34,485,000
1,000,000	Newell Brands, Inc.	40,780,000
1,444,000	Ross Stores, Inc.	91,679,560
380,000	Royal Caribbean Cruises Ltd.	47,032,600
4,370,000	Sony Corp. – ADR	189,701,700
100,000	Tempur Sealy International, Inc. (a)	6,537,000
160,000	TJX Cos., Inc.	11,168,000
1,231,200	Tribune Media Co. – Class A	50,393,016
1,816,600	tronc, Inc. (a) (b)	26,858,431
310,000	V.F. Corp.	21,591,500
225,000	Walt Disney Co. (The)	22,007,250
268,339	Whirlpool Corp.	43,988,812

		1,097,095,438

Consumer Staples – 0.8%
150,000	Altria Group, Inc.	9,633,000
266,000	CVS Health Corp.	18,228,980
100,000	Philip Morris International, Inc.	10,464,000
370,000	Tyson Foods, Inc. – Class A	26,976,700

		65,302,680

Energy – 0.6%
20,000	EOG Resources, Inc.	1,997,400
95,000	Exxon Mobil Corp.	7,918,250
45,000	National Oilwell Varco, Inc.	1,538,550
63,000	Range Resources Corp.	1,140,930
246,534	Schlumberger Ltd.	15,778,176
1,950,000	Southwestern Energy Co. (a)	10,822,500
751,300	Transocean Ltd. (a)	7,888,650

		47,084,456

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2017 – continued

Shares		Value
Financials – 12.6%
75,000	American Express Co.	$7,164,000
933,500	Bank of America Corp.	25,568,565
2,830,200	Charles Schwab Corp. (The)	126,906,168
1,400,000	Citigroup, Inc.	102,900,000
387,963	CME Group, Inc.	53,216,885
103,400	CNA Financial Corp.	5,597,042
2,685,000	Discover Financial Services	178,633,050
3,314,400	JPMorgan Chase & Co.	333,461,784
384,950	Marsh & McLennan Cos., Inc.	31,154,003
281,600	Mercury General Corp.	15,761,152
600,800	Northern Trust Corp.	56,186,816
235,000	Progressive Corp. (The)	11,432,750
2,669,808	Wells Fargo & Co.	149,883,021

		1,097,865,236

Health Care – 17.1%
1,354,400	Abbott Laboratories	73,449,112
1,362,000	Agilent Technologies, Inc.	92,656,860
934,000	Amgen, Inc.	163,655,480
5,845,096	AstraZeneca PLC – ADR	201,655,812
329,400	Biogen, Inc. (a)	102,660,804
164,700	Bioverativ, Inc. (a)	9,305,550
392,900	Boston Scientific Corp. (a)	11,056,206
311,300	Bristol-Myers Squibb Co.	19,194,758
3,180,000	Eli Lilly & Co.	260,569,200
266,735	GlaxoSmithKline PLC – ADR	9,717,156
86,600	Johnson & Johnson	12,072,906
429,600	Medtronic PLC	34,591,392
2,070,000	Merck & Co., Inc.	114,036,300
1,181,850	Novartis AG – ADR	97,597,173
1,077,391	PerkinElmer, Inc.	77,916,917
435,044	Roche Holding AG – CHF	100,513,850
344,000	Sanofi – ADR	16,264,320
437,000	Thermo Fisher Scientific, Inc.	84,703,710
58,000	Zimmer Biomet Holdings, Inc.	7,053,960

		1,488,671,466

Industrials – 19.2%
3,019,000	AECOM (a)	105,846,140
1,453,500	Airbus Group SE – EUR	148,570,293
95,200	Alaska Air Group, Inc.	6,286,056

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2017 – continued

Shares		Value
Industrials (continued)
4,615,700	American Airlines Group, Inc.	$216,107,074
45,000	Boeing Co. (The)	11,609,100
1,150,000	Caterpillar, Inc.	156,170,000
175,000	CSX Corp.	8,825,250
233,000	Curtiss-Wright Corp.	27,552,250
1,051,919	Deere & Co.	139,778,997
1,375,000	Delta Air Lines, Inc.	68,791,250
946,900	FedEx Corp.	213,819,489
103,950	Honeywell International, Inc.	14,985,432
791,400	Jacobs Engineering Group, Inc.	46,067,394
199,761	Matson, Inc.	5,439,492
275,000	Norfolk Southern Corp.	36,140,500
140,000	Pentair PLC	9,864,400
807,200	Ritchie Bros. Auctioneers, Inc.	22,625,816
30,000	Rockwell Automation, Inc.	6,024,600
50,000	Rockwell Collins, Inc.	6,780,000
125,000	Safran S.A. – EUR	13,167,168
615,000	Siemens AG – EUR	87,756,849
3,970,500	Southwest Airlines Co.	213,851,130
978,000	United Continental Holdings, Inc. (a)	57,193,440
361,300	United Parcel Service, Inc. – Class B	42,463,589
56,000	United Technologies Corp.	6,706,560

		1,672,422,269

Information Technology – 29.3%
1,040,000	Activision Blizzard, Inc.	68,109,600
509,600	Adobe Systems, Inc. (a)	89,261,536
35,000	Alphabet, Inc. – Class A (a)	36,156,400
35,000	Alphabet, Inc. – Class C (a)	35,582,400
708,800	Analog Devices, Inc.	64,713,440
1,690,000	Applied Materials, Inc.	95,366,700
3,052,700	Cisco Systems, Inc.	104,249,705
750,000	Corning, Inc.	23,482,500
80,553	Dell Technologies Inc. – Class V (a)	6,667,372
675,000	Diebold, Inc.	13,027,500
740,102	DXC Technology Co.	67,734,135
3,330,000	eBay, Inc. (a)	125,341,200
3,493,199	Flex Ltd. (a)	62,178,942
15,610,000	Hewlett Packard Enterprise Co.	217,291,200
10,409,800	HP, Inc.	224,331,190

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2017 – continued

Shares		Value
Information Technology (continued)
1,425,000	Intel Corp.	$64,823,250
1,724,000	Keysight Technologies, Inc. (a)	77,011,080
1,229,500	KLA-Tencor Corp.	133,880,255
10,977,800	L.M. Ericsson Telephone Co. – ADR	68,611,250
3,457,294	Micro Focus International PLC – ADR (a)	120,763,277
1,938,100	Microsoft Corp.	161,211,158
4,218,500	NetApp, Inc.	187,385,770
505,000	NVIDIA Corp.	104,439,050
1,685,000	PayPal Holdings, Inc. (a)	122,263,600
1,084,405	QUALCOMM, Inc.	55,315,499
592,000	Teradyne, Inc.	25,390,880
1,563,800	Texas Instruments, Inc.	151,203,822
384,400	Visa, Inc. – Class A	42,276,312

		2,548,069,023

Materials – 0.8%
2,320	AdvanSix, Inc. (a)	107,346
50,000	Celanese Corp. – Series A	5,215,500
664,999	DowDuPont, Inc.	48,086,078
25,000	LyondellBasell Industries N.V. – Class A	2,588,250
135,900	Monsanto Co.	16,457,490

		72,454,664

Utilities – 0.2%
372,379	Public Service Enterprise Group, Inc.	18,321,047

TOTAL COMMON STOCKS (Cost $5,502,793,342)		$8,107,286,279

CLOSED-END FUNDS – 1.8%
2,190,000	Altaba, Inc. (a)	153,562,800

TOTAL CLOSED-END FUNDS (Cost $84,648,585)		153,562,800

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2017 – continued

Shares		Value
SHORT-TERM INVESTMENTS – 4.9%
427,231,632	Dreyfus Treasury Securities Cash Management Fund – 0.92% (c)	$427,231,632

TOTAL SHORT-TERM INVESTMENTS (Cost $427,231,632)		427,231,632

TOTAL INVESTMENTS IN SECURITIES (Cost $6,014,673,559) – 99.9%		8,688,080,711
Other Assets in Excess of Liabilities – 0.1%		10,504,584

TOTAL NET ASSETS – 100.0%		$8,698,585,295

ADR	American Depository Receipt
CHF	Swiss Francs
EUR	Euros
(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company (Note 7).
(c)	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Growth Fund October 31, 2017

Shares		Value
COMMON STOCKS – 96.4%
Consumer Discretionary – 11.9%
2,145,000	Ascena Retail Group, Inc. (a)	$4,161,300
2,126,100	CarMax, Inc. (a)	159,670,110
1,985,746	Carnival Corp.	131,833,677
210,000	CBS Corp. – Class B	11,785,200
421,500	Gildan Activewear, Inc.	12,897,900
125,000	Hilton Worldwide Holdings, Inc.	9,035,000
2,195,200	IMAX Corp. (a)	53,233,600
2,035,598	L Brands, Inc.	87,612,138
657,099	Las Vegas Sands Corp.	41,646,934
3,429,036	Mattel, Inc.	48,417,988
650,000	MGM Resorts International	20,377,500
1,850,000	Norwegian Cruise Line Holdings Ltd. (a)	103,137,500
136,600	Ross Stores, Inc.	8,672,734
1,596,371	Royal Caribbean Cruises Ltd.	197,582,839
1,523,027	Shutterfly, Inc. (a)	65,033,253
50,000	Skechers U.S.A., Inc. – Class A (a)	1,596,000
4,065,000	Sony Corp. – ADR	176,461,650
43,000	Tesla, Inc. (a)	14,255,790
126,000	TJX Cos., Inc.	8,794,800

		1,156,205,913

Consumer Staples – 0.2%
275,900	Blue Buffalo Pet Products, Inc. (a)	7,981,787
151,000	CVS Health Corp.	10,348,030

		18,329,817

Energy – 0.3%
120,000	Cabot Oil & Gas Corp.	3,324,000
15,000	EOG Resources, Inc.	1,498,050
72,900	Schlumberger Ltd.	4,665,600
2,100,000	Southwestern Energy Co. (a)	11,655,000
872,000	Transocean Ltd. (a)	9,156,000

		30,298,650

Financials – 7.3%
82,500	Bank of America Corp.	2,259,675
2,643,223	Charles Schwab Corp. (The)	118,522,119
500,000	Citigroup, Inc.	36,750,000
106,000	CME Group, Inc.	14,540,020
1,155,000	Discover Financial Services	76,842,150
5,000,000	E*TRADE Financial Corp. (a)	217,950,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2017 – continued

Shares		Value
Financials (continued)
1,500,000	JPMorgan Chase & Co.	$150,915,000
390,350	Marsh & McLennan Cos., Inc.	31,591,026
145,000	Northern Trust Corp.	13,560,400
157,000	Progressive Corp. (The)	7,638,050
675,000	Wells Fargo & Co.	37,894,500

		708,462,940

Health Care – 30.4%
852,018	Abbott Laboratories	46,204,936
1,829,800	ABIOMED, Inc. (a)	353,005,016
2,783,900	Accuray, Inc. (a)	13,223,525
411,300	Agilent Technologies, Inc.	27,980,739
4,365,927	Alkermes PLC (a)	212,882,601
1,304,900	Amgen, Inc.	228,644,578
2,318,700	AstraZeneca PLC – ADR	79,995,150
538,900	Biogen, Inc. (a)	167,953,574
1,191,951	BioMarin Pharmaceutical, Inc. (a)	97,847,258
269,450	Bioverativ, Inc. (a)	15,223,925
1,273,800	Boston Scientific Corp. (a)	35,844,732
1,281,700	Bristol-Myers Squibb Co.	79,029,622
3,349,100	Eli Lilly & Co.	274,425,254
3,339,743	Epizyme, Inc. (a)	55,773,708
427,800	Illumina, Inc. (a)	87,780,282
2,400,000	ImmunoGen, Inc. (a)	13,920,000
2,614,521	Insulet Corp. (a)	153,759,980
350,900	Medtronic PLC	28,254,468
795,000	Merck & Co., Inc.	43,796,550
704,500	Momenta Pharmaceuticals, Inc. (a)	9,933,450
7,268,156	Nektar Therapeutics (a)	175,089,878
934,536	Novartis AG – ADR	77,173,983
200,000	NuVasive, Inc. (a)	11,346,000
200,000	OraSure Technologies, Inc. (a)	3,950,000
411,000	PerkinElmer, Inc.	29,723,520
2,917,961	QIAGEN N.V. (a)	98,802,159
478,032	Roche Holding AG – CHF	110,445,924
5,522,700	Seattle Genetics, Inc. (a)	338,596,737
315,400	Thermo Fisher Scientific, Inc.	61,133,982
48,500	Waters Corp. (a)	9,508,425
33,000	Zimmer Biomet Holdings, Inc.	4,013,460

		2,945,263,416

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2017 – continued

Shares		Value
Industrials – 11.8%
2,194,700	AECOM (a)	$76,946,182
737,700	Airbus Group SE – EUR	75,404,407
5,487,201	American Airlines Group, Inc.	256,910,751
400,000	Avis Budget Group, Inc. (a)	16,500,000
450,000	Caterpillar, Inc.	61,110,000
145,000	CIRCOR International, Inc.	6,372,750
274,000	Curtiss-Wright Corp.	32,400,500
1,600,000	Delta Air Lines, Inc.	80,048,000
200,000	FedEx Corp.	45,162,000
176,000	IDEX Corp.	22,564,960
1,420,794	Jacobs Engineering Group, Inc.	82,704,419
2,027,550	JetBlue Airways Corp. (a)	38,827,582
489,000	Ritchie Bros. Auctioneers, Inc.	13,706,670
130,000	Siemens AG – EUR	18,550,228
3,197,700	Southwest Airlines Co.	172,228,122
445,000	Textron, Inc.	23,469,300
1,947,900	United Continental Holdings, Inc. (a)	113,913,192
86,000	United Parcel Service, Inc. – Class B	10,107,580

		1,146,926,643

Information Technology – 33.9%
1,252,353	Adobe Systems, Inc. (a)	219,362,151
1,528,000	Alibaba Group Holding Ltd. – ADR (a)	282,511,920
116,067	Alphabet, Inc. – Class A (a)	119,901,854
115,530	Alphabet, Inc. – Class C (a)	117,452,419
190,000	Analog Devices, Inc.	17,347,000
151,700	Applied Materials, Inc.	8,560,431
213,600	ASML Holding N.V.	38,608,200
15,181,850	BlackBerry Ltd. (a)	166,089,439
2,016,100	Cisco Systems, Inc.	68,849,815
1,320,100	Cree, Inc. (a)	47,127,570
255,939	Dell Technologies Inc. – Class V (a)	21,184,071
417,130	DXC Technology Co.	38,175,738
205,000	eBay, Inc. (a)	7,716,200
225,000	Electronic Arts, Inc. (a)	26,910,000
658,595	Ellie Mae, Inc. (a)	59,240,620
5,258,700	Flex Ltd. (a)	93,604,860
524,718	FormFactor, Inc. (a)	9,549,868
8,572,300	Hewlett Packard Enterprise Co.	119,326,416
3,669,700	HP, Inc.	79,082,035

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2017 – continued

Shares		Value
Information Technology (continued)
1,500,000	Intel Corp.	$68,235,000
105,000	Intuit, Inc.	15,857,100
725,000	Jabil Circuit, Inc.	20,503,000
547,150	Keysight Technologies, Inc. (a)	24,441,190
698,300	KLA-Tencor Corp.	76,037,887
8,154,600	L.M. Ericsson Telephone Co. – ADR	50,966,250
1,294,233	Micro Focus International PLC – ADR (a)	45,207,554
6,315,000	Micron Technology, Inc. (a)	279,817,650
2,257,100	Microsoft Corp.	187,745,578
3,567,354	NetApp, Inc.	158,461,865
1,619,000	Nuance Communications, Inc. (a)	23,864,060
648,000	NVIDIA Corp.	134,012,880
1,029,600	QUALCOMM, Inc.	52,519,896
112,249	Rambus, Inc. (a)	1,651,183
2,250,000	Splunk, Inc. (a)	151,425,000
4,779,300	Stratasys Ltd. (a) (b)	107,629,836
28,400	Teradyne, Inc.	1,218,076
1,621,395	Texas Instruments, Inc.	156,772,682
944,600	Trimble, Inc. (a)	38,615,248
810,000	Visa, Inc. – Class A	89,083,800
410,000	VMware, Inc. – Class A (a)	49,072,900
120,380	Western Digital Corp.	10,746,323

		3,284,485,565

Materials – 0.6%
394,500	Monsanto Co.	47,773,950
100,000	Praxair, Inc.	14,612,000

		62,385,950

TOTAL COMMON STOCKS (Cost $5,443,625,988)		$9,352,358,894

CLOSED-END FUNDS – 0.4%
578,000	Altaba, Inc. (a)	40,529,360

TOTAL CLOSED-END FUNDS (Cost $21,332,574)		40,529,360

RIGHTS – 0.0%
Health Care – 0.0%
30,000	Dyax Corp. Contingent Value Rights (a) (c) (d)	90,000

TOTAL RIGHTS (Cost $21,191)		90,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2017 – continued

Shares		Value
SHORT-TERM INVESTMENTS – 3.3%
320,858,325	Dreyfus Treasury Securities Cash Management Fund – 0.92% (e)	$320,858,325

TOTAL SHORT-TERM INVESTMENTS (Cost $320,858,325)		320,858,325

TOTAL INVESTMENTS IN SECURITIES (Cost $5,785,838,078) – 100.1%		9,713,836,579
Liabilities in Excess of Other Assets – (0.1)%		(12,342,671)

TOTAL NET ASSETS – 100.0%		$9,701,493,908

ADR	American Depository Receipt
CHF	Swiss Francs
EUR	Euros
(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company (Note 7).
(c)	Illiquid security
(d)	Fair-valued security (Note 4)
(e)	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Aggressive Growth Fund October 31, 2017

Shares		Value
COMMON STOCKS – 97.5%
Consumer Discretionary – 15.8%
100	Amazon.com, Inc. (a)	$110,528
2,248,000	Ascena Retail Group, Inc. (a)	4,361,120
825,000	Boot Barn Holdings, Inc. (a)	6,789,750
1,792,900	CarMax, Inc. (a)	134,646,790
8,224,528	Chegg, Inc. (a) (b)	127,562,429
9,371,000	DHX Media Ltd. – Class A – CAD	31,161,607
150,000	DHX Media Ltd. – Class B – CAD	494,148
265,000	Gildan Activewear, Inc.	8,109,000
96,000	Habit Restaurants, Inc. (The) (a)	1,180,800
3,333,700	IMAX Corp. (a) (b)	80,842,225
107,000	iRobot Corp. (a)	7,189,330
1,848,186	Lions Gate Entertainment Corp. – Class A (a)	53,634,358
2,802,500	Lions Gate Entertainment Corp. – Class B (a)	77,517,150
5,700	Netflix, Inc. (a)	1,119,651
555,000	Norwegian Cruise Line Holdings Ltd. (a)	30,941,250
41,300	Roku, Inc. (a)	841,694
1,826,800	Royal Caribbean Cruises Ltd.	226,103,036
2,852,400	Shutterfly, Inc. (a) (b)	121,797,480
7,581,991	Sony Corp. – ADR	329,134,229
264,490	Tesla Motors, Inc. (a)	87,686,370
1,184,500	Tribune Media Co. – Class A	48,481,585
1,374,001	tronc, Inc. (a)	20,314,605
1,599,000	Tuesday Morning Corp. (a)	4,956,900

		1,404,976,035

Consumer Staples – 0.0%
14,000	Calavo Growers, Inc.	1,031,800

Energy – 0.3%
575,150	Cabot Oil & Gas Corp.	15,931,655
40,000	EOG Resources, Inc.	3,994,800
85,000	Rex Energy Corp. (a)	160,650
1,074,882	Transocean Ltd. (a)	11,286,261

		31,373,366

Financials – 3.5%
250,671	CME Group, Inc.	34,384,541
486,403	Discover Financial Services	32,360,392
2,026,066	E*TRADE Financial Corp. (a)	88,316,217
833,320	MarketAxess Holdings, Inc.	144,997,680
40,000	NMI Holdings, Inc. – Class A (a)	582,000
134,000	Progressive Corp. (The)	6,519,100

		307,159,930

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2017 – continued

Shares		Value
Health Care – 29.9%
2,066,300	Abaxis, Inc. (b)	$100,008,920
1,503,300	Abbott Laboratories	81,523,959
1,841,873	ABIOMED, Inc. (a)	355,334,139
1,650,600	Accuray, Inc. (a)	7,840,350
472,100	Adverum Biotechnologies, Inc. (a)	1,534,325
4,068,373	Alkermes PLC (a)	198,373,868
4,000,400	Arbutus Biopharma Corp. (a) (b)	22,602,260
3,049,806	Axovant Sciences Ltd. (a)	15,980,983
261,347	BeiGene Ltd. – ADR (a)	24,122,328
284,500	Biogen, Inc. (a)	88,667,270
1,123,984	BioMarin Pharmaceutical, Inc. (a)	92,267,847
142,250	Bioverativ, Inc. (a)	8,037,125
228,000	Boston Scientific Corp. (a)	6,415,920
7,800,000	Cerus Corp. (a) (b)	22,386,000
17,000	Charles River Laboratories International, Inc. (a)	1,976,930
530,650	Dextera Surgical, Inc. (a)	98,064
1,788,800	Eli Lilly & Co.	146,574,272
4,366,484	Epizyme, Inc. (a) (b)	72,920,283
3,585,000	Exact Sciences Corp. (a)	197,139,150
1,391,900	Flex Pharma, Inc. (a) (b)	3,730,292
3,850,032	Fluidigm Corp. (a) (b)	22,330,186
113,000	Illumina, Inc. (a)	23,186,470
325,000	ImmunoGen, Inc. (a)	1,885,000
1,969,956	Insulet Corp. (a)	115,853,112
1,792,583	Momenta Pharmaceuticals, Inc. (a)	25,275,420
13,478,830	Nektar Therapeutics (a) (b)	324,705,015
490,000	NuVasive, Inc. (a)	27,797,700
3,762,300	OncoMed Pharmaceuticals, Inc. (a) (b)	15,162,069
941,000	OraSure Technologies, Inc. (a)	18,584,750
14,600	Penumbra, Inc. (a)	1,468,030
2,297,100	Pfenex, Inc. (a) (b)	7,258,836
4,393,006	QIAGEN N.V. (a)	148,747,183
317,900	Roche Holding AG – CHF	73,448,554
3,810,900	Seattle Genetics, Inc. (a)	233,646,279
3,753,900	Spectrum Pharmaceuticals, Inc. (a)	73,538,901
4,691,782	Xencor, Inc. (a) (b)	92,803,448

		2,653,225,238

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2017 – continued

Shares		Value
Industrials – 12.4%
555,000	AECOM (a)	$19,458,300
746,100	Alaska Air Group, Inc.	49,264,983
5,500	Allegiant Travel Co.	750,200
5,375,300	American Airlines Group, Inc.	251,671,546
465,000	Axon Enterprise, Inc. (a)	10,681,050
191,000	CIRCOR International, Inc.	8,394,450
41,000	Controladora Vuela Compania de Aviacion, S.A.B. de C.V. – ADR (a)	419,430
188,400	Curtiss-Wright Corp.	22,278,300
3,731,800	Delta Air Lines, Inc.	186,701,954
9,700	Esterline Technologies Corp. (a)	920,045
9,900	Fedex Corp.	2,235,519
656,300	Hawaiian Holdings, Inc. (a)	21,986,050
51,633	Herc Holdings, Inc. (a)	2,502,135
1,162,600	Jacobs Engineering Group, Inc.	67,674,946
6,632,125	JetBlue Airways Corp. (a)	127,005,194
622,000	NCI Building Systems, Inc. (a)	9,920,900
1,450,000	NN, Inc. (b)	42,847,500
22,000	Old Dominion Freight Line, Inc.	2,664,860
560,372	Ritchie Bros. Auctioneers, Inc.	15,707,227
930,000	Southwest Airlines Co.	50,089,800
460,700	Spirit Airlines, Inc. (a)	17,087,363
4,500	TransDigm Group, Inc. (a)	1,248,750
3,280,150	United Continental Holdings, Inc. (a)	191,823,172

		1,103,333,674

Information Technology – 33.5%
930,900	Adobe Systems, Inc. (a)	163,056,444
908,850	Alibaba Group Holding Ltd. – ADR (a)	168,037,276
103,370	Alphabet, Inc. – Class A (a)	106,785,345
103,637	Alphabet, Inc. – Class C (a)	105,361,520
135,700	ASML Holding N.V.	24,527,775
2,889,500	Axcelis Technologies, Inc. (a) (b)	95,064,550
720,000	Barracuda Networks, Inc. (a)	16,783,200
23,223,918	BlackBerry Ltd. (a)	254,069,663
300,000	Brocade Communications Systems, Inc.	3,495,000
5,143,160	comScore, Inc. (a) (b)	153,626,189
163,000	Cray, Inc. (a)	3,365,950
1,675,300	Cree, Inc. (a)	59,808,210
200,000	Dell Technologies Inc. – Class V (a)	16,554,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2017 – continued

Shares		Value
Information Technology (continued)
413,000	Digimarc Corp. (a)	$14,744,100
41,233	DXC Technology Co.	3,773,644
271,900	eBay, Inc. (a)	10,234,316
125,000	Electronic Arts, Inc. (a)	14,950,000
2,486,059	Ellie Mae, Inc. (a) (b)	223,621,007
1,558,322	FARO Technologies, Inc. (a) (b)	80,721,080
8,746,900	Flex Ltd. (a)	155,694,820
1,117,800	FormFactor, Inc. (a)	20,343,960
7,000	GTT Communications, Inc. (a)	255,150
1,161,000	Hewlett Packard Enterprise Co.	16,161,120
535,000	HP, Inc.	11,529,250
486,050	HubSpot, Inc. (a)	42,067,628
224,500	Intuit, Inc.	33,903,990
765,000	Jabil Circuit, Inc.	21,634,200
270,000	Keysight Technologies, Inc. (a)	12,060,900
899,400	KLA-Tencor Corp.	97,935,666
502,000	MaxLinear, Inc. – Class A (a)	12,283,940
159,822	Micro Focus International PLC – ADR (a)	5,582,582
6,693,500	Micron Technology, Inc. (a)	296,588,985
543,877	MINDBODY, Inc. – Class A (a)	17,540,033
2,157,467	NetApp, Inc.	95,834,684
2,874,000	Nuance Communications, Inc. (a)	42,362,760
745,582	Nutanix, Inc. (a)	21,249,087
713,855	NVIDIA Corp.	147,632,353
328,747	OSI Systems, Inc. (a)	29,054,660
676,300	QUALCOMM, Inc.	34,498,063
125,000	Rambus, Inc. (a)	1,838,750
1,513,600	Rubicon Project, Inc. (The) (a)	5,388,416
8,822,000	ServiceSource International, Inc. (a) (b)	30,700,560
1,860,300	Splunk, Inc. (a)	125,198,190
2,240,000	Stratasys Ltd. (a)	50,444,800
789,800	Trimble, Inc. (a)	32,287,024
335,000	Universal Display Corp.	49,077,500
335,000	VMware, Inc. – Class A (a)	40,096,150
74,000	Western Digital Corp.	6,605,980

		2,974,430,470

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2017 – continued

Shares		Value
Materials – 0.4%
2,900	Ingevity Corp. (a)	$206,567
2,325,000	Marrone Bio Innovations, Inc. (a) (b)	2,324,767
284,300	Monsanto Co.	34,428,730

		36,960,064

Telecom Services – 1.7%
23,420,000	Sprint Corp. (a)	153,166,800

TOTAL COMMON STOCKS (Cost $4,923,636,603)		$8,665,657,377

RIGHTS – 0.3%
Health Care – 0.3%
7,639,720	Dyax Corp. Contingent Value Rights (a) (c) (d)	22,919,160

TOTAL RIGHTS (Cost $675,162)		22,919,160

CLOSED-END FUNDS – 0.1%
141,580	Altaba, Inc. (a)	9,927,589

TOTAL CLOSED-END FUNDS (Cost $5,063,607)		9,927,589

PREFERRED STOCKS – 0.0%
Financials – 0.0%
49,500	Freddie Mac Fixed-to-Floating Rate Non-Cumulative Preferred Stock Series Z, Perpetual Maturity (a)	326,205
49,500	Fannie Mae Fixed-to-Floating Rate Non-Cumulative Preferred Stock Series S, Perpetual Maturity (a)	337,095

		663,300

TOTAL PREFERRED STOCKS (Cost $606,987)		663,300

SHORT-TERM INVESTMENTS – 2.2%
192,656,892	Dreyfus Treasury Securities Cash Management Fund – 0.92% (e)	$192,656,892

TOTAL SHORT-TERM INVESTMENTS (Cost $192,656,892)		192,656,892

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2017 – continued

Shares	Value
TOTAL INVESTMENTS IN SECURITIES (Cost $5,122,639,251) – 100.1%	8,891,824,318
Liabilities in Excess of Other Assets – (0.1)%	(12,347,431)

TOTAL NET ASSETS – 100.0%	$8,879,476,887

ADR	American Depository Receipt
CAD	Canadian Dollars
CHF	Swiss Francs
(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company (Note 7).
(c)	Illiquid security
(d)	Fair-valued security (Note 4)
(e)	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities PRIMECAP Odyssey Funds October 31, 2017

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
ASSETS
Investments, at cost (unaffiliated)	$5,977,110,554	$5,661,725,696	$3,895,914,459

Investments, at cost (affiliated)	37,563,005	124,112,382	1,226,724,792

Investments, at value (unaffiliated)	8,661,222,280	9,606,206,743	7,248,809,222
Investments, at value (affiliated)	26,858,431	107,629,836	1,643,015,096
Receivable for investments sold	—	—	2,951,102
Receivable for dividends and interest	7,522,956	7,258,579	3,595,470
Receivable for fund shares sold	19,957,096	13,422,598	4,402,650
Prepaid expenses and other assets	166,556	126,588	87,193

Total assets	8,715,727,319	9,734,644,344	8,902,860,733

LIABILITIES
Payable for investments purchased	350,095	11,563,072	5,204,546
Payable for fund shares repurchased	4,072,081	7,431,743	5,334,162
Payable to the advisor (Note 6)	11,355,094	12,740,644	11,763,274
Other accrued expenses and liabilities	1,364,754	1,414,977	1,081,864

Total liabilities	17,142,024	33,150,436	23,383,846

NET ASSETS	$8,698,585,295	$9,701,493,908	$8,879,476,887

Number of shares issued and outstanding (unlimited shares authorized, $0.01 par value)	280,436,108	272,228,484	214,433,583

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$31.02	$35.64	$41.41

COMPONENTS OF NET ASSETS
Paid-in capital	$5,847,608,924	$5,625,399,347	$5,037,962,118
Undistributed net investment income	70,575,882	25,819,560	85,734
Accumulated net realized gain	107,082,367	122,422,868	72,350,353
Net unrealized appreciation	2,673,318,122	3,927,852,133	3,769,078,682

Net assets	$8,698,585,295	$9,701,493,908	$8,879,476,887

The accompanying notes are an integral part of these financial statements.

Statements of Operations PRIMECAP Odyssey Funds For the Year Ended October 31, 2017

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
INVESTMENT INCOME
Dividends (unaffiliated)(1)	$129,883,865	$84,701,618	$42,508,611
Dividends (affiliated)	—	—	1,561,581
Interest income	2,736,244	2,161,454	924,772

Total investment income	132,620,109	86,863,072	44,994,964

Expenses
Advisory fees	39,856,684	45,482,815	43,571,582
Shareholder servicing	5,284,259	6,569,251	5,197,387
Custody	324,746	345,170	320,047
Trustee fees	105,376	105,437	105,437
Other	1,798,950	1,812,433	1,516,342

Total expenses	47,370,015	54,315,106	50,710,795

Net investment income (loss)	85,250,094	32,547,966	(5,715,831)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on:
Investments (unaffiliated)	122,367,808	160,018,877	176,023,131
Investments (affiliated)	—	(11,998,797)	(82,145,504)
Foreign currency transactions	18,720	18,294	52,988
Change in net unrealized appreciation/depreciation on:
Investments (unaffiliated)	1,550,626,951	2,027,382,549	1,786,822,892
Investments (affiliated)	5,004,733	35,696,547	307,020,400
Foreign currency translations	(8,536)	(21,121)	(15,294)

Net realized and unrealized gain on investments and foreign currency	1,678,009,676	2,211,096,349	2,187,758,613

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,763,259,770	$2,243,644,315	$2,182,042,782

(1)	Net of foreign taxes withheld of $1,677,984, $1,512,412, and $811,926, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Stock Fund

	Year Ended October 31, 2017	Year Ended October 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$85,250,094	$66,501,227
Net realized gain (loss) on:
Investments	122,367,808	125,567,072
Foreign currency transactions	18,720	(68,983)
Change in unrealized appreciation/depreciation on:
Investments	1,555,631,684	29,536,919
Foreign currency translations	(8,536)	58,190

Net increase in net assets resulting from operations	1,763,259,770	221,594,425

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(70,477,502)	(51,498,747)
Net realized gain on investments	(104,713,329)	(44,633,628)

Net decrease in net assets resulting from distributions paid	(175,190,831)	(96,132,375)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,546,194,117	1,680,864,014
Proceeds from reinvestment of distributions	123,145,414	64,637,312
Cost of shares repurchased	(1,213,094,664)	(1,342,761,828)
Other capital contributions	—	57,188

Net increase from capital share transactions	1,456,244,867	402,796,686

Total increase in net assets	3,044,313,806	528,258,736

NET ASSETS
Beginning of year	5,654,271,489	5,126,012,753

End of year (includes undistributed net investment income of $70,575,882 and $55,784,570, respectively)	$8,698,585,295	$5,654,271,489

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	227,626,425	209,619,621

Shares sold	91,501,127	72,028,323
Shares issued on reinvestment of distributions	4,718,215	2,701,100
Shares repurchased	(43,409,659)	(56,722,619)

Increase in capital shares	52,809,683	18,006,804

Shares outstanding, end of year	280,436,108	227,626,425

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Growth Fund

	Year Ended October 31, 2017	Year Ended October 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$32,547,966	$29,920,289
Net realized gain (loss) on:
Investments	148,020,080	228,594,672
Foreign currency transactions	18,294	(7,489)
Change in unrealized appreciation/depreciation on:
Investments	2,063,079,096	8,261,917
Foreign currency translations	(21,121)	4,804

Net increase in net assets resulting from operations	2,243,644,315	266,774,193

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(32,875,526)	(23,063,615)
Net realized gain on investments	(206,383,770)	(59,508,055)

Net decrease in net assets resulting from distributions paid	(239,259,296)	(82,571,670)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,756,401,466	1,708,716,164
Proceeds from reinvestment of distributions	231,748,942	78,015,380
Cost of shares repurchased	(1,895,506,240)	(1,621,437,544)
Other capital contributions	—	403,379

Net increase from capital share transactions	1,092,644,168	165,697,379

Total increase in net assets	3,097,029,187	349,899,902

NET ASSETS
Beginning of year	6,604,464,721	6,254,564,819

End of year (includes undistributed net investment income of $25,819,560 and $26,128,825, respectively)	$9,701,493,908	$6,604,464,721

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	236,736,118	230,904,817

Shares sold	87,030,442	64,722,163
Shares issued on reinvestment of distributions	7,947,494	2,842,090
Shares repurchased	(59,485,570)	(61,732,952)

Increase in capital shares	35,492,366	5,831,301

Shares outstanding, end of year	272,228,484	236,736,118

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Aggressive Growth Fund

	Year Ended October 31, 2017	Year Ended October 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(5,715,831)	$(10,218,032)
Net realized gain (loss) on:
Investments	93,877,627	612,017,670
Foreign currency transactions	52,988	(2,596)
Change in unrealized appreciation/depreciation on:
Investments	2,093,843,292	(105,095,447)
Foreign currency translations	(15,294)	3,459

Net increase in net assets resulting from operations	2,182,042,782	496,705,054

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(501,913)
Net realized gain on investments	(554,428,603)	(397,235,179)

Net decrease in net assets resulting from distributions paid	(554,428,603)	(397,737,092)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,098,827,318	998,407,695
Proceeds from reinvestment of distributions	527,670,101	373,382,723
Cost of shares repurchased	(1,096,038,243)	(1,252,149,625)

Net increase from capital share transactions	530,459,176	119,640,793

Total increase in net assets	2,158,073,355	218,608,755

NET ASSETS
Beginning of year	6,721,403,532	6,502,794,777

End of year (includes undistributed net investment income of $85,734 and $0, respectively)	$8,879,476,887	$6,721,403,532

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	198,997,068	195,429,065

Shares sold	29,829,897	31,718,579
Shares issued on reinvestment of distributions	15,483,278	11,541,970
Shares repurchased	(29,876,660)	(39,692,546)

Increase in capital shares	15,436,515	3,568,003

Shares outstanding, end of year	214,433,583	198,997,068

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Stock Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2017	Year Ended Oct. 31, 2016	Year Ended Oct. 31, 2015	Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013

Net asset value, beginning of the year	$24.84	$24.45	$23.59	$20.56	$15.75

Income from investment operations:
Net investment income	0.33	0.29	0.31	0.25	0.27
Net realized and unrealized gain on investments and foreign currency	6.61	0.55	1.21	3.09	4.79

Total from investment operations	6.94	0.84	1.52	3.34	5.06

Less:
Dividends from net investment income	(0.31)	(0.24)	(0.31)	(0.24)	(0.25)
Distributions from net realized gain	(0.45)	(0.21)	(0.35)	(0.07)	—

Total distributions	(0.76)	(0.45)	(0.66)	(0.31)	(0.25)

Net asset value, end of year	$31.02	$24.84	$24.45	$23.59	$20.56

Total return	28.51%	3.52%	6.64%	16.45%	32.55%

Ratios/supplemental data:
Net assets, end of year (millions)	$8,698.6	$5,654.3	$5,126.0	$3,532.5	$2,134.7

Ratio of expenses to average net assets	0.65%	0.67%	0.65%	0.62%	0.63%

Ratio of net investment income to average net assets	1.18%	1.22%	1.38%	1.34%	1.65%

Portfolio turnover rate	6%	8%	7%	8%	15%

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Growth Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2017	Year Ended Oct. 31, 2016	Year Ended Oct. 31, 2015	Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013

Net asset value, beginning of the year	$27.90	$27.09	$26.14	$23.09	$16.83

Income from investment operations:
Net investment income	0.12	0.12	0.14	0.13	0.10
Net realized and unrealized gain on investments and foreign currency	8.62	1.04	1.62	3.45	6.26

Total from investment operations	8.74	1.16	1.76	3.58	6.36

Less:
Dividends from net investment income	(0.14)	(0.10)	(0.16)	(0.08)	(0.10)
Distributions from net realized gain	(0.86)	(0.25)	(0.65)	(0.45)	—

Total distributions	(1.00)	(0.35)	(0.81)	(0.53)	(0.10)

Net asset value, end of year	$35.64	$27.90	$27.09	$26.14	$23.09

Total return	32.12%	4.31%	6.96%	15.82%	38.02%

Ratios/supplemental data:
Net assets, end of year (millions)	$9,701.5	$6,604.5	$6,254.6	$4,696.2	$3,661.2

Ratio of expenses to average net assets	0.66%	0.65%	0.64%	0.63%	0.65%

Ratio of net investment income to average net assets	0.39%	0.47%	0.53%	0.54%	0.51%

Portfolio turnover rate	5%	9%	5%	10%	10%

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Aggressive Growth Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2017	Year Ended Oct. 31, 2016		Year Ended Oct. 31, 2015	Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013

Net asset value, beginning of the year	$33.78	$33.27		$33.21	$28.71	$18.86

Income from investment operations:
Net investment income (loss)	(0.03)	(0.05)		0.06	(0.03)	(0.04)
Net realized and unrealized gain on investments and foreign currency	10.44	2.59		1.54	5.04	9.89

Total from investment operations	10.41	2.54		1.60	5.01	9.85

Less:
Dividends from net investment income	—	(0.00	)(1)	(0.06)	—	—
Distributions from net realized gain	(2.78)	(2.03)		(1.48)	(0.51)	—

Total distributions	(2.78)	(2.03)		(1.54)	(0.51)	—

Net asset value, end of year	$41.41	$33.78		$33.27	$33.21	$28.71

Total return	32.59%	7.90%		5.13%	17.71%	52.23%

Ratios/supplemental data:
Net assets, end of year (millions)	$8,879.5	$6,721.4		$6,502.8	$5,962.5	$4,443.1

Ratio of expenses to average net assets	0.64%	0.63%		0.62%	0.62%	0.64%

Ratio of net investment income (loss) to average net assets	(0.07%)	(0.16%)		0.17%	(0.09%)	(0.23%)

Portfolio turnover rate	9%	15%		15%	13%	11%

(1)	Less than one cent per share

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements PRIMECAP Odyssey Funds For the Year Ended October 31, 2017

(1)  Organization

PRIMECAP Odyssey Funds (the “Trust”) was organized on June 8, 2004 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of three series: PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the “Funds”), each of which is diversified within the meaning of the 1940 Act. PRIMECAP Management Company (the “Investment Advisor”) serves as investment advisor to the Funds. Each Fund commenced operations on November 1, 2004.

Each Fund’s investment objective is to achieve long-term capital appreciation. Each Fund is authorized to issue unlimited shares of beneficial interest. All shares of each Fund have equal rights with respect to voting. The PRIMECAP Odyssey Aggressive Growth Fund is closed to most new investors.

(2)  Significant Accounting Policies

The Funds consistently follow the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Auditing Standards Codification Topic 946.

A.	Security Valuation

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Non-U.S. traded stocks are valued at the last sale price or official closing price in the primary local market where the stock is traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and ask price. Because trading on most non-U.S. exchanges is normally completed before the close of the New York Stock Exchange, the value of securities traded on foreign exchanges can change by the time a Fund calculates its net asset value per share (“NAV”). To address these changes, the Funds may utilize adjustment factors provided by an independent pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movement in securities indices, specific security prices, and exchange rates in foreign markets.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Trust’s Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of a security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2017 – continued

subjective judgments, and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

B.	Share Valuation

The NAV of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of outstanding shares of the Fund. The result is rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

C.	Foreign Currency

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates as of 4 p.m. Eastern time on the valuation date. Purchases and sales of investments and dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. Realized foreign exchange gains or losses may arise from 1) sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on securities transactions; and 3) the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. Foreign securities and currency transactions may involve risks not associated with U.S. securities and currency.

D.	Federal Income Taxes

Each Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “IRC”). Each Fund intends to distribute substantially all of its taxable income and any accumulated net realized capital gains. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be reclaimed. The Funds will accrue such taxes and reclaims as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Each Fund has adopted accounting standards regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2017 – continued

expense in the Statement of Operations. During the year ended October 31, 2017, the Funds did not incur any interest or penalties. As of October 31, 2017, open tax years include the tax years ended October 31, 2014 through October 31, 2017. No Fund is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits or loss will significantly change in the next 12 months.

E.	Allocation of Expenses

Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds by an appropriate method based on the nature of the expense.

F.	Security Transactions, Investment Income, and Distributions

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

G.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates, and such differences could be material.

H.	Indemnification Obligations

Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be minimal.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2017 – continued

(3)  Investment Transactions

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2017 were as follows:

Fund	Purchases	Sales
Stock Fund	$1,573,281,954	$391,997,144
Growth Fund	$1,282,645,235	$432,235,198
Aggressive Growth Fund	$791,188,697	$732,382,596

(4)  Valuation Measurements

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the significant assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Funds’ own assumptions about the inputs market participants would use to value the asset or liability.

Various inputs are used in determining the value of each Fund’s investments, and the lowest level for any significant input determines leveling. These inputs are summarized in the three broad levels below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities to which the Trust has access at the date of measurement.

Level 2 –	Other significant observable inputs (including quoted prices for similar or related securities in both active and inactive markets, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs to the extent observable inputs are unavailable (including the Funds’ own assumptions in determining fair value of investments based on the best available information).

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2017 – continued

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of October 31, 2017. The Funds’ policy is to recognize transfers between Level 1, Level 2, and Level 3 as of the beginning of the fiscal year. There were no transfers into or out of Level 1, Level 2, or Level 3 during the reporting period. These assets are measured on a recurring basis.

Fund	Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Stock Fund	Common Stock(1)	$8,107,286,279	$—	$—	$8,107,286,279
	Closed-End Funds(2)	153,562,800	—	—	153,562,800
	Short-Term Investments	427,231,632	—	—	427,231,632

	Total Investments in Securities	$8,688,080,711	$—	$—	$8,688,080,711

Growth Fund	Common Stock(1)	$9,352,358,894	$—	$—	$9,352,358,894
	Closed-End Funds(2)	40,529,360	—	—	40,529,360
	Rights(3)	—	—	90,000	90,000
	Short-Term Investments	320,858,325	—	—	320,858,325

	Total Investments in Securities	$9,713,746,579	$—	$90,000	$9,713,836,579

Aggressive Growth Fund	Common Stock(1)	$8,665,657,377	$—	$—	$8,665,657,377
	Rights(3)	—	—	22,919,160	22,919,160
	Closed-End Funds(2)	9,927,589	—	—	9,927,589
	Preferred Stock(4)	663,300	—	—	663,300
	Short-Term Investments	192,656,892	—	—	192,656,892

	Total Investments in Securities	$8,868,905,158	$—	$22,919,160	$8,891,824,318

(1)	Refer to each Fund’s respective Schedule of Investments for the breakdown of major categories.
(2)	Information Technology
(3)	Health Care
(4)	Financials

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2017 – continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Dyax Corp. Contingent Value Rights
	Growth Fund	Aggressive Growth Fund
Balance at October 31, 2016	$33,300	$8,480,090
Purchase (Received)	—	—
Sales	—	—
Realized Gain (Loss)	—	—
Change in unrealized appreciation	56,700	14,439,070
Transfer into (Transfer out of) Level 3	—	—

Balance at October 31, 2017	$90,000	$22,919,160

The Growth and Aggressive Growth Funds received Dyax Corp. Contingent Value Rights (“Dyax CVR”) when Dyax Corp. was acquired by Shire PLC in January 2016. Holders of Dyax CVR receive $4 per right upon approval of lanadelumab by the U.S. Food and Drug Administration. If the drug is not approved, rights holders receive nothing. During the fiscal year ended October 31, 2017, the Funds determined the fair value of Dyax CVR considering available information including the results of a phase 3 study of lanadelumab, in addition to previously available information regarding the final trading price of Dyax Corp. prior to the acquisition, the amount of cash received by Dyax Corp. shareholders, and the terms of the Dyax CVR. Dyax CVR are non-tradeable.

(5)  Distribution to Shareholders

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of deferred wash sale losses.

As of October 31, 2017, the components of capital on a tax basis were as follows:

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
Cost of investments for tax purposes(1)	$6,017,764,790	$5,792,532,784	$5,131,835,978

Gross tax unrealized appreciation	2,933,661,542	4,197,559,409	4,241,083,348
Gross tax unrealized depreciation	(263,434,651)	(276,401,982)	(481,201,393)

Net tax unrealized appreciation	2,670,226,891	3,921,157,427	3,759,881,955

Undistributed ordinary income	79,479,856	28,396,401	3,604,034
Undistributed long-term capital gain	101,269,624	126,540,733	78,028,780

Total distributable earnings	180,749,480	154,937,134	81,632,814

Other accumulated gain (loss)	—	—	—

Total accumulated gain	$2,850,976,371	$4,076,094,561	$3,841,514,769

(1)	At October 31, 2017 the differences in the basis for federal income tax purposes and financial reporting purposes are due to the tax deferral of losses on wash sales.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2017 – continued

U.S. GAAP requires that permanent book-to-tax differences be reclassified among the components of net assets. These reclassifications have no effect on net assets or NAV. For the fiscal year ended October 31, 2017, the following reclassifications were made:

	Undistributed Net Investment Loss	Accumulated Net Realized Loss	Paid In Capital
Stock Fund	$18,720	$(12,129,515)	$12,110,795
Growth Fund	$18,295	$(18,107,116)	$18,088,821
Aggressive Growth Fund	$5,801,565	$(11,336,509)	$5,534,944

The Funds used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net realized capital gains. The PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund reclassified $12,110,795, $18,088,821, and $5,534,944 respectively, from Accumulated Net Realized Gain to Paid In Capital. Other permanent book-to-tax differences that required reclassification among the Funds’ capital accounts related to foreign currency adjustments and net operating losses.

Tax components of dividends paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	October 31, 2017		October 31, 2016
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Stock Fund	$88,206,646	$86,984,185	$54,251,996	$41,880,379
Growth Fund	$78,879,108	$160,380,188	$23,451,144	$59,120,526
Aggressive Growth Fund	$1,220,270	$553,208,333	$503,498	$397,233,594

The Funds designated as long-term capital gain dividends, pursuant to IRC Section 852 (b) (3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended October 31, 2017.

(6)  Investment Advisory and Other Agreements

The Trust has entered into an investment management agreement with the Investment Advisor on behalf of each Fund. For its services to the Funds, the Investment Advisor receives a fee paid quarterly at the annual rate of 0.60% of the first $100 million of each Fund’s average daily net assets and 0.55% of each Fund’s average daily net assets in excess of $100 million. For the year ended October 31, 2017, each Fund paid the Investment Advisor at an effective annual rate of 0.55% of its respective average net assets.

The Bank of New York Mellon serves as the Funds’ custodian. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the administrator, fund accountant, and transfer agent to the Funds. Quasar Distributors, LLC, an affiliate of USBFS, serves as the Funds’ distributor.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2017 – continued

(7)  Other Affiliates

Certain of the Funds’ investments are in companies that are considered to be affiliated companies of a Fund because the Fund owns 5% or more of the outstanding voting securities of the company. Refer to each Fund’s respective Schedule of Investments for the information on the sector, the number of shares held, and the percentages of net assets held in each sector. Transactions during the period in securities of these companies were as follows:

PRIMECAP Odyssey Stock Fund

		Current Period Transactions
Common Stock	Market Value at October 31, 2016	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2017
tronc, Inc.(1)	N/A	$—	$—	$—	$—	$5,004,733	$26,858,431

Total	$—	$—	$—	$—	$—	$5,004,733	$26,858,431

PRIMECAP Odyssey Growth Fund
		Current Period Transactions
Common Stock	Market Value at October 31, 2016	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2017
ImmunoGen, Inc.(2)	$8,206,380	$—	$4,768,034	$—	$(11,998,797)	$22,480,451	N/A
Stratasys Ltd.(1)	N/A	48,411,555	—	—	—	13,216,096	107,629,836

Total	$8,206,380	$48,411,555	$4,768,034	$—	$(11,998,797)	$35,696,547	$107,629,836

(1)	As of October 31, 2016, the company was not an affiliate.
(2)	No longer an affiliate as of October 31, 2017.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2017 – continued

PRIMECAP Odyssey Aggressive Growth Fund

		Current Period Transactions
Common Stock	Market Value at October 31, 2016	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2017
Abaxis, Inc.	$102,497,780	$—	$3,824,548	$1,189,006	$(679,262)	$2,014,950	$100,008,920
Arbutus Biopharma Corp.	12,222,000	512,412	—	—	—	9,867,848	22,602,260
Axcelis Technologies, Inc.	39,687,375	886,299	1,899,186	—	807,355	55,582,708	95,064,550
Boot Barn Holdings, Inc.(1)	22,675,059	—	10,147,499	—	(8,118,072)	2,380,262	N/A
Cerus Corp	37,596,000	—	—	—	—	(15,210,000)	22,386,000
Chegg, Inc.	57,313,025	87,037	5,856,532	—	2,387,252	73,631,648	127,562,429
comScore, Inc.	134,713,016	11,312,471	—	—	—	7,600,702	153,626,189
Dextera Surgical, Inc.(1)	919,582	—	999	—	(48,647)	(771,872)	N/A
Ellie Mae, Inc.	272,423,203	—	7,257,892	—	4,669,649	(46,213,952)	223,621,007
Epizyme, Inc.	32,170,795	12,364,320	—	—	—	28,385,168	72,920,283
FARO Technologies, Inc.	51,342,303	1,296,393	352,397	—	(227,452)	28,662,232	80,721,080
Flex Pharma, Inc.(2)	N/A	2,946,136	3,958	—	(9,138)	(2,501,716)	3,730,292
Fluidigm Corp.	13,392,423	3,178,288	—	—	—	5,759,474	22,330,186
Guidance Software, Inc.(1)(3)	15,851,081	942,293	1,366,408	—	27,030	5,998,760	N/A
IMAX Corp.(2)	N/A	80,832,343	—	—	—	(11,156,300)	80,842,225
Marrone Bio Innovations, Inc.	4,650,000	—	—	—	—	(2,325,233)	2,324,767
Nektar Therapeutics	157,242,292	15,913,863	—	—	—	151,548,860	324,705,015
NN, Inc.(2)	N/A	6,760,312	—	372,575	—	16,294,478	42,847,500
Novadaq Technologies, Inc.(1)(4)	63,175,337	906,205	607,855	—	3,179,364	649,174	N/A
OncoMed Pharmaceuticals, Inc.(2)	N/A	11,278,704	—	—	—	(9,474,169)	15,162,069
Pfenex, Inc.	18,663,300	—	310,079	—	(211,253)	(10,883,132)	7,258,836
Rubicon Project, Inc. (The)(1)	23,766,881	—	10,290,022	—	(13,563,711)	5,475,268	N/A
ServiceSource International, Inc.	40,594,213	1,065,525	—	—	—	(10,959,178)	30,700,560
Shutterfly, Inc.	144,045,300	—	4,390,031	—	(296,620)	(17,561,169)	121,797,480
TerraVia Holdings, Inc.(1)	18,089,861	869,642	210,828	—	(66,005,902)	47,257,227	N/A
Tuesday Morning Corp.(1)	11,171,601	—	3,241,575	—	(4,056,097)	1,082,971	N/A
Xencor, Inc.	84,917,294	16,000,763	—	—	—	(8,114,609)	92,803,448

Total	$1,359,119,721	$167,153,006	$49,759,809	$1,561,581	$(82,145,504)	$307,020,400	$1,643,015,096

(1)	No longer an affiliate as of October 31, 2017.
(2)	As of October 31, 2016, the company was not an affiliate.
(3)	Included in “Proceeds from Securities Sold” are proceeds received when Guidance Software, Inc. was acquired in an all cash transaction.
(4)	Included in “Proceeds from Securities Sold” are proceeds received when Novadaq Technologies, Inc. was acquired in an all cash transaction.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2017 – continued

(8)  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PRIMECAP Odyssey Funds and shareholders of

PRIMECAP Odyssey Stock Fund

PRIMECAP Odyssey Growth Fund and

PRIMECAP Odyssey Aggressive Growth Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund and PRIMECAP Odyssey Aggressive Growth Fund (constituting the PRIMECAP Odyssey Funds, hereafter referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 12, 2017

Expense Example PRIMECAP Odyssey Funds (Unaudited)

As a shareholder of one or more of the Funds, you incur ongoing costs including management fees and other Fund expenses. This expense example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense example is based on an investment of $1,000 invested for a six-month period beginning May 1, 2017 through October 31, 2017.

Actual Expenses

The information in the table adjacent to the heading “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table adjacent to the heading “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information adjacent to the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different mutual funds. In addition, if transactional costs were included, your costs would have been higher.

Expense Example

PRIMECAP Odyssey Funds

(Unaudited) – continued

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period(1) (5/1/17 to 10/31/17)	Expense Ratio During Period(1) (5/1/17 to 10/31/17)
PRIMECAP Odyssey Stock Fund
Actual Performance	$1,000.00	$1,112.20	$3.41	0.64%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%
PRIMECAP Odyssey Growth Fund
Actual Performance	$1,000.00	$1,118.60	$3.47	0.65%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
PRIMECAP Odyssey Aggressive Growth Fund
Actual Performance	$1,000.00	$1,114.10	$3.41	0.64%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%

(1)	Expenses are equal to a Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) to reflect the one-half year period.

Additional Information PRIMECAP Odyssey Funds (Unaudited)

Additional Tax Information

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 100%, 94.48%, and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2017 as qualified dividend income.

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 100%, 77.29%, and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2017 as dividends qualifying for the dividends received deduction available for corporate shareholders.

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 20.10%, 58.32%, and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2017 as short-term capital gain under Internal Revenue Code 871(k)(2)(C).

Proxy Voting Procedures

The Investment Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-729-2307. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling toll-free 1-800-729-2307. This information is also available through the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available, without charge, by calling toll-free 1-800-729-2307. The Funds’ Forms N-Q are also available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Approval of the Renewal of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of PRIMECAP Odyssey Funds (the “Trust”) is comprised of five Trustees, four of whom are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”). In October 2017, the Board of Trustees, including the Independent Trustees, approved a one-year renewal of the Trust’s investment advisory agreement with PRIMECAP Management Company (the “Advisor”) with respect to the series of the Trust (the “Funds”).

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

General Information

As part of the annual contract review process, the Independent Trustees, through Trust counsel, requested and received extensive materials, including information related to the nature, extent, and quality of the services provided to the Funds by the Advisor; the short- and long-term performance of each Fund relative to the performance of market indices and other funds in its category as selected by Morningstar, Inc. (“Morningstar”); the advisory fees paid to the Advisor and the total expense ratio of each Fund compared to the advisory fees and the total expense ratios of other funds in the Fund’s Morningstar category; financial information for the Advisor and information related to the profitability to the Advisor of the investment advisory agreement with the Trust; the extent to which the Advisor expects to achieve economies of scale in connection with the services it provides to each Fund; any ancillary or “fall out” benefits that the Advisor may derive from its relationship with the Funds; and the personnel of the Advisor providing services to the Funds. The Independent Trustees also requested and received information regarding the Advisor’s risk controls, risk evaluation processes, compliance program (including brokerage and trading processes), business continuity plans, and other matters.

The Trust engaged Morningstar to prepare an independent expense and performance analysis for each Fund compared to similar funds managed by other advisors identified by Morningstar. The Board reviewed the Morningstar materials, which included comparisons of the performance and risk profile of each Fund to those of relevant market indices and of other funds in the relevant Morningstar institutional and retail categories and in a smaller group of funds selected by Morningstar (each a “peer group”). The Morningstar materials also included for each Fund comparisons of advisory fees and total expenses to those of other funds in the relevant Morningstar category and peer group.

With respect to investment performance, the Trustees noted that the Advisor had made quarterly presentations to the Board regarding the Funds’ portfolio construction, investment strategies, and results. The Trustees also noted that in addition to meeting with the Funds’ portfolio managers on a quarterly basis, they also received presentations from different analysts throughout the year on specific investment sectors and each Fund’s investments in those sectors. In considering the renewal of the agreement, the Board also took into account other information it had received at past Board and committee meetings with respect to various matters.

The Independent Trustees reviewed information from Trust counsel regarding their responsibilities in considering whether to renew the investment advisory agreement for an additional one-year period. In connection with their deliberations, the Board considered such information and factors that they believed to be relevant. The Board considered renewal of the investment advisory agreement separately for each Fund, although the Board took into account the common interests of all the Funds in its review. In considering these matters, the Board discussed the renewal of the investment advisory agreement with management, and the Independent Trustees met in a private session with Trust counsel at which no employees of the Advisor were present.

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

In deciding to approve the renewal of the investment advisory agreement, the Board and the Independent Trustees did not identify a single factor that was controlling. The Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval. The following summary describes the key factors considered by the Independent Trustees and their conclusions that formed the basis for approving the renewal of the investment advisory agreement in light of the legal advice furnished by counsel and their own business judgment. This summary is not inclusive of all of the factors considered, and each Board member did not necessarily attribute the same weight to each factor.

Nature, Extent, and Quality of Services

The Board considered the services provided by the Advisor to the Funds under the investment advisory agreement, including the background, education, and experience of the Advisor’s key portfolio management, compliance, and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract, and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability, and integrity of the Advisor’s senior management, the time that senior management commits to the Funds, and the Advisor’s demonstrated commitment to the Funds; its investment philosophy and processes, including its brokerage and trading practices; its disaster recovery and contingency planning; its oversight of the Funds’ internal control environment with regard to compliance with applicable laws and regulations; and the significant investment by each portfolio manager in the Funds that he manages, which helps align his interests with those of Fund shareholders. The Board and the Independent Trustees concluded that the nature, extent, and quality of services provided under the investment advisory agreement were of a high level and satisfactory.

Investment Performance

The Board assessed the performance of each Fund compared with the performance of its benchmark, the S&P 500 Index, and other funds in the Fund’s Morningstar retail category and peer group for the one-year, three-year, five-year and ten-year periods ended July 31, 2017. The Board made the following observations in reviewing the Funds’ performance:

•	The annualized total returns of the PRIMECAP Odyssey Stock Fund were above the S&P 500 Index returns and the median of funds in the Morningstar Large Cap Blend category for all time periods ended July 31, 2017.

•	The annualized total returns of the PRIMECAP Odyssey Growth Fund were above the returns of the S&P 500 Index and the median returns of the Morningstar Large Cap Growth category for all periods ended July 31, 2017.

•	The annualized total returns of the PRIMECAP Odyssey Aggressive Growth Fund were above the S&P 500 Index returns and the median of funds in the Morningstar Mid-Cap Growth category for all time periods ended July 31, 2017.

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

Based on the information provided to them and in consideration of the specific investment objectives and risk profiles of each Fund, the Board and the Independent Trustees concluded that the performance of each Fund was satisfactory.

Advisory Fees and Fund Expenses

The Board reviewed the advisory fees and expenses paid by each Fund compared to those of other funds in the same Morningstar retail category (for the Stock Fund – Large Blend funds; for the Growth Fund – Large Growth funds; and for the Aggressive Growth Fund – Mid-Cap Growth funds), and of other funds in the Fund’s expense peer group, which was selected by Morningstar and was comprised of funds comparable to the Fund with fee structures and characteristics similar to those of the Funds (e.g., no distribution or shareholder servicing fees, and excluding load funds, index and enhanced index funds, funds of funds, and multi-manager funds). The Independent Trustees observed that the advisory fee and total expense ratio of each Fund was below the median fees of the funds in the relevant Morningstar retail category and the Fund’s peer group.

The Board also reviewed the fees charged by the Advisor to other clients, including other mutual funds for which it provides sub-advisory services. The Board considered that although those fees were lower than those charged by the Advisor to the Funds, the differences appropriately reflected the investment, operational, and regulatory differences between advising other clients and the Funds, noting that mutual funds are subject to certain requirements under the 1940 Act that do not apply to the Advisor’s separate account clients. The Board and the Independent Trustees determined that the advisory fees and expenses charged to the Funds were reasonable in consideration of the services provided.

Costs and Profits of the Advisor

The Board reviewed information regarding the Advisor’s financial position and concluded that the Advisor would be able to continue to provide advisory services to the Funds. The Board also reviewed information relating to the Advisor’s profitability with respect to the investment advisory agreement. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Advisor from its relationship with each Fund was reasonable in light of the nature, extent, and quality of the services provided by the Advisor to the Fund. The Board noted that the Advisor had closed the Aggressive Growth Fund in January 2014 to most new investors, limiting the growth of the Fund and consequently future profits to the Advisor as it relates to the Aggressive Growth Fund. In considering the Advisor’s profitability, the Independent Trustees recognized the importance of the profitability of the Advisor, not only in maintaining its own financial condition, but also in maintaining an environment in which it is able to attract and retain talented investment professionals.

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

Economies of Scale and Other Benefits to the Investment Advisor

The Board and the Independent Trustees noted that the Investment Advisory Agreement provides for a fee breakpoint at $100 million in assets for each Fund and concluded that the Funds had benefitted from economies of scale achieved by the Advisor through the breakpoints and advisory fees that are generally low relative to other actively managed funds with similar investment objectives. The Board also considered the benefits received by the Advisor as a result of its relationship with the Funds other than investment advisory fees, including the intangible benefits of the Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Advisor pursuant to the investment advisory agreement with respect to each Fund is fair and reasonable in light of the services being provided by the Advisor to the Fund and its shareholders, and that renewal of the investment advisory agreement with respect to each Fund was in the best interest of the Fund and its shareholders.

Management PRIMECAP Odyssey Funds (Unaudited)

Portfolio Managers

PRIMECAP Management Company has five portfolio managers who together have more than 125 years of investment experience. The portfolio managers primarily responsible for overseeing the Funds’ investments are:

Name	Years of Experience
Theo A. Kolokotrones	47
Joel P. Fried	32
Alfred W. Mordecai	20
M. Mohsin Ansari	17
James Marchetti	12

Each of these five individuals manages a portion of the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund. A portion of each Fund’s assets may be managed by individuals in the Investment Advisor’s research department.

Officers and Trustees

The Trust’s officers, who oversee the Funds’ daily operations, are appointed by the Board of Trustees. The trustees are responsible for the overall management of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities. The Statement of Additional Information includes additional information about the trustees and is available, without charge, by calling 1-800-729-2307 or at the Funds’ website at www.odysseyfunds.com.

Executive Officers. The table below sets forth certain information about each of the Trust’s executive officers. The address for each officer is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Theo A. Kolokotrones (1946)	Co-Chief Executive Officer	Indefinite; Since 09/04	Chairman, Director, and Portfolio Manager PRIMECAP Management Company
Joel P. Fried (1962)	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, and Portfolio Manager PRIMECAP Management Company

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

Name (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Alfred W. Mordecai (1967)	Co-Chief Executive Officer	Indefinite; Since 10/12	Vice Chairman, Director, and Portfolio Manager PRIMECAP Management Company
Michael J. Ricks (1977)	Chief Financial Officer, Chief Administrative Officer, and Secretary	Indefinite; Since 03/11	Director of Fund Administration PRIMECAP Management Company
Karen Chen (1973)	Vice President of Compliance, Chief Compliance Officer, and AML Officer	Indefinite; Since 10/04	Chief Compliance Officer, Director of Compliance and Reporting PRIMECAP Management Company

“Independent” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act (“Independent Trustees”). The address for each Independent Trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Director- ships Held by Trustee
Benjamin F. Hammon (1935)	Chairman of the Board and Trustee	Indefinite; Since 09/04	Retired; Private investor	3	None
Wayne H. Smith (1941)	Chairman of the Audit Committee and Trustee	Indefinite; Since 09/04	Retired; Private investor	3	None
Joseph G. Uzelac (1944)	Trustee	Indefinite; Since 10/07	Retired; Private investor	3	None
Elizabeth D. Obershaw (1960)	Trustee	Indefinite; Since 06/08	Managing Director, Horsley Bridge Partners, an investment advisor (2007-present)	3	None

(1)	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

“Interested” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is an “interested person” of the Trust as defined by the 1940 Act. The address for each interested trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Director- ships Held by Trustee
Joel P. Fried(2) (1962)	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, and Portfolio Manager PRIMECAP Management Company	3	None

(1)	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.
(2)	Mr. Fried is an “interested person” of the Trust, as defined by the 1940 Act, because of his employ- ment with PRIMECAP Management Company, the investment advisor to the Trust.

Privacy Notice PRIMECAP Odyssey Funds

PRIMECAP Management Company

Maintaining the confidentiality of client personal financial information is very important to PRIMECAP Odyssey Funds (the “Trust”) and PRIMECAP Management Company (the “Advisor”). The Advisor and the Trust may collect several types of nonpublic personal information about investors, including:

•	Information from forms that investors may fill out and send to the Advisor or the Trust in connection with an account (such as name, address, and social security number).

•	Information an investor may give the Advisor or the Trust orally.

•	Information about the amount investors have invested in an account.

•	Information about any bank account investors may use for transfers between a bank account and a shareholder account.

The Advisor and the Trust will not sell or disclose client personal information to anyone except as permitted or required by law. For example, information collected may be shared with the independent auditors in the course of the annual audit of the Advisor or the Trust. The Advisor or the Trust may also share this information with the Advisor’s or the Trust’s legal counsel, as deemed appropriate, and with regulators. Finally, the Advisor or the Trust may disclose information about clients or investors at the client’s or investor’s request (for example, by sending duplicate account statements to someone designated by the client or investor), or as otherwise permitted or required by law.

Within the Advisor and the Trust, access to information about clients and investors is restricted to those employees or service providers who need to know the information to service client accounts. The Advisor’s employees are trained to follow its procedures to protect client privacy and are instructed to access information about clients only when they have a business reason to obtain it.

The Advisor and the Trust reserve the right to change this privacy policy in the future, but we will not disclose investor nonpublic personal information except as required or permitted by law without giving the investor an opportunity to instruct us not to do so.

Investment Advisor

PRIMECAP MANAGEMENT COMPANY

177 East Colorado Boulevard, 11th Floor

Pasadena, California 91105

•

Distributor

QUASAR DISTRIBUTORS, LLC

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

•

Custodian

THE BANK OF NEW YORK MELLON

One Wall Street

New York, New York 10286

•

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

•

Administrator

U.S. BANCORP FUND SERVICES, LLC

2020 East Financial Way, Suite 100

Glendora, California 91741

•

Legal Counsel

MORGAN, LEWIS & BOCKIUS LLP

300 South Grand Avenue, Twenty-Second Floor

Los Angeles, California 90071

•

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Three Embarcadero Center

San Francisco, California 94111

This report is intended for the shareholders of the PRIMECAP Odyssey Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

PRIMECAP, PRIMECAP Odyssey, and the PRIMECAP Odyssey logo are trademarks of PRIMECAP Management Company.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officers and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when such person calls the registrant at 1-800-729-2307.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Wayne Smith is the registrant’s “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and specifically relate to the accountant’s review of the registrant’s federal and state tax returns. There were no other services provided by the principal accountant to the registrant during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed to the registrant for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2017	FYE 10/31/2016
Audit Fees	$121,000	$117,500
Audit-Related Fees	$0	$0
Tax Fees	$15,450	$15,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers, LLC applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2017	FYE 10/31/2016
Audit-Related Fees	100%	100%
Tax Fees	100%	100%
All Other Fees	100%	100%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2017	FYE 10/31/2016
Registrant	$15,450	$15,000
Registrant’s Investment Adviser	$0	$0

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s [Co-Chief Executive Officers] and [Chief Financial Officer] have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January 6, 2006.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIMECAP Odyssey Funds

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 21, 2017

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 21, 2017

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 21, 2017

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 21, 2017

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 21, 2017

By	/s/ Michael J. Ricks
Michael J. Ricks, Chief Financial Officer

Date	December 21, 2017